Trading Account Profits And Losses [Text Block] (Tables)	12 Months Ended
Mar. 31, 2013
Net Trading Gains (Losses) [Table Text Block]

	2011	2012	2013
	(in millions)
Interest rate and other derivative contracts	¥(3,095)	¥77,698	¥(82,684)
Trading account securities, excluding derivatives	137,000	589,587	652,960

Trading account profits—net	133,905	667,285	570,276
Foreign exchange derivative contracts(1)	79,840	(94,853)	(94,223)

Net trading gains	¥213,745	¥572,432	¥476,053

Note:

(1)	Gains (losses) on foreign exchange derivative contracts are included in Foreign exchange gains (losses)—net in the accompanying consolidated statements of income. Foreign exchange gains (losses)—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains (losses) other than derivative contracts and foreign exchange gains (losses) related to the fair value option.